----------------------------------------------------------------
----------------------------------------------------------------
                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                       September 5, 2003

                    Leesport Financial Corp.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

  Pennsylvania               000-14555              23-2354007
----------------            ------------           -------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)            Ident. No.)
 incorporation)

1240 Broadcasting Road, Wyomissing, Pennsylvania         19610
------------------------------------------------      ----------
    (Address of principal executive offices)          (Zip Code)

                          (610) 208-0966
        --------------------------------------------------
        Registrant's telephone number, including area code

                               N/A
  --------------------------------------------------------------
  (Former name or former address, if changed since last report.)

----------------------------------------------------------------
----------------------------------------------------------------



Item 5.  Other Events

     On September 8, 2003, Leesport Financial Corp. issued a press release announcing the closing of the sale of three branches located in Shenandoah, Schuylkill County, and Drums and Hazleton in Luzerne County, Pennsylvania. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

             The following exhibit is filed herewith:

             99.1  Press Release, dated September 8, 2003, of
                   Leesport Financial Corp. re:  branch
                   divestiture.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEESPORT FINANCIAL CORP.

Dated:  September 8, 2003          /s/ Stephen A. Murray
                                   ---------------------------
                                   Stephen A. Murray,
                                   Senior Vice President and
                                   Chief Financial Officer



                          EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------

  99.1    Press Release, dated September 8, 2003, of Leesport
          Financial Corp. re:  branch divestiture.